united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 6/30

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

Boyd Watterson Limited Duration Enhanced
Income Fund
Class I2 Shares – BWDTX

Semi-Annual Report
December 31, 2016

1-877-345-9597

www.boydwattersonfunds.com

Boyd Watterson Asset Management, LLC
1801 East 9th Street, Suite 1400
Cleveland, Ohio 44114

Distributed by Northern Lights Distributors, LLC
Member FINRA

2016 Annual Investor Letter
LDEI Fund

February 2017

Thank you for your confidence in Boyd Watterson Asset Management and for allowing us to manage a portion of your assets in the Boyd Watterson Limited Duration Enhanced Income Fund (LDEI or Fund).1

FUND OVERVIEW

The Fund is designed to produce relatively high levels of current income versus alternative limited-duration strategies, while seeking to preserve principal during periods of greater uncertainty. We invest primarily in a diversified portfolio of limited-duration, up-in-quality high yield bonds and bank loans. We believe these sectors of the fixed income market have certain advantages, including: a) opportunities for relatively attractive income generation; b) characteristics such as floating-rate coupon payments and limited duration that help to reduce the impact of rising interest rates on total return; and c) the potential for attractive risk-adjusted returns.

We employ a combination of top-down analysis to allocate between sectors and industries as well as bottom-up fundamental analysis to select securities. We have a bias towards defensive over cyclical credits and we primarily focus on BB/Ba credit-rated securities that we deem to be up-in-quality. We will make strategic allocations to investment-grade corporate securities in an effort to improve liquidity and reduce the overall risk profile of the Fund at different points in the economic and credit cycle. We utilize floating-rate bank loans to influence our duration posturing and to opportunistically capture relative value.

We would like to share a few charts using index data to highlight the areas of the fixed income market that provide us with opportunities to capture attractive risk-adjusted returns. Our focus areas, which we refer to as “mid-grade”2, have shown relatively attractive income generation potential versus alternative sectors of the fixed income market (e.g., Treasuries, agencies).

[1]	Effective August 1, 2016, the Boyd Watterson Limited Duration Mid-Grade Fund LLC was converted to a registered mutual fund under the Investment Company Act of 1940 and was renamed the “Boyd Watterson Limited Duration Enhanced Income Fund.”

[2]	Mid-grade refers to corporate bonds and floating-rate bank loans with purchase quality range of B- to BBB (or better) by S&P and B3 to Baa (or better) by Moody’s. Under normal market conditions, the average quality rating for the portfolio may be expected to be BB-/Ba3.

Note: This information is summary in nature and not a complete representation of the Fund.
This is not an offer or a solicitation to purchase interests in the Fund. A complete set of offering documents is available upon request.

Boyd Watterson LDEI Fund
2016 Annual Investor Letter

The Fund utilizes limited-duration high yield bonds and floating-rate bank loans as tools to help mitigate the impact of rising interest rates on total return. Our analysis reveals that mid-grade securities with a limited duration have historically shown a low-to-negative correlation to Treasuries.

HISTORICAL CORRELATION ANALYSIS
10 Year Treasury Index
BC Aggregate Index	0.86
BC Intermediate G/C Index	0.82
BC 1-3 Year G/C Index	0.59
ML 1-3 BBB Corporate Index	0.01
ML 1-3 BB Corporate Index	-0.15
ML 1-3 B Corporate Index	-0.20
Credit Suisse Leveraged Loan Index	-0.44

Source: Merrill Lynch, Credit Suisse and Barclays Indices. Ten years of data ended December 31, 2016.

Past performance is not indicative of future results. Shown performance is not meant to represent the Fund. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

We provide a hypothetical sensitivity analysis to demonstrate how the Fund and various fixed income indices may perform in a rising interest rate environment. The analysis does not take into consideration credit risk, which investors need to consider when investing in the Fund.

Note: This information is summary in nature and not a complete representation of the Fund.
This is not an offer or a solicitation to purchase interests in the Fund. A complete set of offering documents is available upon request.

Boyd Watterson LDEI Fund
2016 Annual Investor Letter

PERFORMANCE IN A RISING RATE ENVIRONMENT
Rate Increase (bps)	LDEI Fund	BC Aggregate Index	BC Intermediate G/C Index	BC 1-3 Year G/C Index
	Duration: 1.57 yrs.	Duration: 5.88 yrs.	Duration: 4.05 yrs.	Duration: 1.92 yrs.
0	5.33%	2.56%	2.11%	1.44%
50	4.52%	-0.30%	0.12%	0.49%
100	3.62%	-3.09%	-1.82%	-0.45%
150	2.71%	-5.79%	-3.69%	-1.38%
200	1.80%	-8.39%	-5.52%	-2.30%

Source: BondEdge projected 12 month returns based on parallel yield curve shifts and reinvestment assumption at the portfolio or index yield. Projected returns as of December 31, 2016. 10-Year Treasury yield as of December 31, 2016 was 2.44%.

Past performance is no guarantee of future results and the index performance shown is not indicative of the performance of the Limited Duration Enhanced Income Fund.

Source: Merrill Lynch and Barclays Indices. Credit Suisse for loan data. Yield and duration index characteristics as of December 31, 2016.

BBB, BB, and B are represented by ML 1-3 Year Indices.

Past performance is not indicative of future results. Shown performance is not meant to represent the Fund. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Note: This information is summary in nature and not a complete representation of the Fund.
This is not an offer or a solicitation to purchase interests in the Fund. A complete set of offering documents is available upon request.

Boyd Watterson LDEI Fund
2016 Annual Investor Letter

The current profile of the mid-grade space offers an attractive yield and duration profile compared to a number of alternative fixed income indices.

PERFORMANCE

For the 12 months ended December 31, 2016, the Fund had a total return of 6.2%3, outperforming its benchmark, the Barclays 1-3 Year Government/Credit Bond Index, by 498 basis points. Relative to a Treasury note with a similar duration4, the Fund realized an excess return of approximately 560 basis points. The Fund generated the excess returns primarily by allocating to the high yield bond and bank loan sectors.

During the year, the Fund delivered an attractive income stream of approximately 5.0%5, which represented approximately 79% of the total return. Interest rates, as measured by the yield on the 10-year Treasury bond, rose a modest 17 basis points during 2016, but spiked nearly 99 basis points in the second half of the year. The Fund delivered a positive total return of approximately 2.4%6 during the second half of the year. In contrast, the Barclays Aggregate index with its longer duration profile generated a negative 2.5% return over the same period. The performance of the Fund, as expected during a “risk-on” environment, lagged the broader high yield market. The Fund, by design, seeks to capture a portion of the upside from the high yield market with a lower correlation to equities relative to the high yield market in a “risk-off” environment. Our expectation is that the Fund will show a favorable return-to-risk profile relative to the broader high yield market over time. Since inception, the Fund’s return per unit of risk7 compares favorably to the Merrill Lynch 1-5 Year BB Index, the Merrill Lynch High Yield Index, and the Barclays 1-3 Year Government/Credit Index.

— Performance Charts on Following Page—

[3]	Preliminary and unaudited.

[4]	As of December 31, 2016, the 2 Year Treasury had a duration of 1.9 and the Fund’s duration was 1.6.

[5]	Calculated based on the average monthly effective coupon of the portfolio for 2016.

[6]	Preliminary and unaudited.

[7]	Calculated by dividing the annualized total return by the standard deviation for the period since inception through December 31, 2016.

Note: The information is summary in nature and not a complete representation of the Fund.
This is not an offer or a solicitation to purchase interests in the Fund. A complete set of offering documents is available upon request.

Boyd Watterson LDEI Fund
2016 Annual Investor Letter

For the 1 Year Period Ended December 31, 2016
		Merrill Lynch		Barclays 1-3 Year
	LDEI	1-5 Year BB	High Yield	Gov/Credit
Total Return	6.21	10.49	17.34	1.28
Standard Deviation	1.51	3.30	5.76	0.93
Return Per Unit of Risk	4.15	3.18	3.01	1.38
Since Inception through December 31, 2016
Total Return	3.44	4.81	5.42	0.89
Standard Deviation	1.44	3.35	5.88	0.73
Return Per Unit of Risk	2.35	1.44	0.92	1.22

Performance based on combination of LDMG Fund and LDEI Fund.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The total gross annual fund operating expenses before any waivers are Class A 0.87%, Class C 1.62%, Class R 0.92%, Class Investor 0.87%, Class I 0.62% and Class I2 0.61%. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2017, to ensure that the net annual fund operating expenses will not exceed 0.75%, 1.65%, 0.65%, 0.75%, 0.65%, and 0.40% of average daily net assets attributable to Class A, Class C, Class R, Investor Class, Class I, and Class I2, respectively. The maximum sales load for Class A is 4.50%. Please review the Fund’s Prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-877-345-9597.

Performance shown before the inception date of the mutual fund, July 29th, 2016, is for the Fund’s predecessor limited partnership. The prior performance is net of management fee and other expenses. The Fund’s investment goals, policies, guidelines and restrictions are similar to the predecessor limited partnership. From its inception date, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 which if they had been applicable, it might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results. The Predecessor Fund had an inception date of June 30th, 2013.

Note: The information is summary in nature and not a complete representation of the Fund.
This is not an offer or a solicitation to purchase interests in the Fund. A complete set of offering documents is available upon request.

Boyd Watterson LDEI Fund
2016 Annual Investor Letter

Note: The information is summary in nature and not a complete representation of the Fund.
This is not an offer or a solicitation to purchase interests in the Fund. A complete set of offering documents is available upon request.

Boyd Watterson LDEI Fund
2016 Annual Investor Letter

Below we show the path of returns for the aforementioned indices and the Fund. By design, the

INVESTMENT ALLOCATION
Investment Grade Bonds	4%
Investment Grade Loans	3%
High Yield Bonds	46%
High Yield Loans	43%
Cash	4%
100%

Portfolio allocations are subject to change and should not be considered investment advice.

Fund is not expected to outperform the broader high yield market over a longer cycle; however, the path of returns is expected to be less volatile.

PORTFOLIO POSITIONING

The Fund ended the year with an average quality rating of Ba2, a yield-to-worst of 3.7%, and a duration of 1.6 years. The Fund continues to generate attractive income with a current yield of 4.9%.8 The Fund’s quality and industry allocation at year end is shown in the following charts.

Past performance is not indicative of future results. Shown performance is not meant to represent the Fund. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Portfolio allocations are subject to change and should not be considered investment advice.

[8]	The difference between the yield to worst and the current yield reflects the callable element of high yield bonds in the portfolio.

Note: The information is summary in nature and not a complete representation of the Fund.
This is not an offer or a solicitation to purchase interests in the Fund. A complete set of offering documents is available upon request.

Boyd Watterson LDEI Fund
2016 Annual Investor Letter

The Fund’s sector allocation at the end of the year is shown in the following chart.

CONCLUSION

The Fund is designed to produce relatively high levels of current income versus alternative limited-duration strategies, while seeking to preserve principal during periods of greater uncertainty. The Fund has the flexibility to allocate across various sectors and industries to capture opportunities in different economic and credit cycles. We utilize the full resources of Boyd Watterson to assist with the portfolio positioning and to identify securities that we believe offer attractive risk-adjusted returns. We believe the Fund’s limited duration profile positions it favorably versus intermediate and longer duration fixed income alternatives during periods of rising interest rates. The Fund will continue to be managed with an up-in-quality bias and liquidity will be enhanced with investment-grade holdings. We hope this letter provides some added insight into our portfolio strategy and process. Please do not hesitate to contact us if you have any questions or comments.

Sincerely,

BRIAN L. GEVRY, CFA	BRIAN A. CONVERY, CFA
Chief Executive Officer, CIO	Senior Vice President, Portfolio Manager
216.771.3293	216.771.3272

BOYD WATTERSON ASSET MANAGEMENT, LLC
1801 East 9th Street, Suite 1400
Cleveland, OH 44114-3179
Phone: 216.771.3450 Fax: 216.771.4454
www.boydwatterson.com

Note: The information is summary in nature and not a complete representation of the Fund.
This is not an offer or a solicitation to purchase interests in the Fund. A complete set of offering documents is available upon request.

Boyd Watterson LDEI Fund
2016 Annual Investor Letter

Investment Definitions

Barclays Capital 1-3 Year Govt/Credit

The Bloomberg Barclays US Government/Credit Bond Index is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

10 Year Treasury

Yields are yield to maturity and pre-tax. Indices have increased in precision as of 5/20/2008 to 4 decimal places. The rates are comprised of Generic United States on-the-run government bill/ note/bond indices.

Barclays Aggregate

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

Barclays Capital Intermediate Govt/Credit

The Bloomberg Barclays US Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

Barclays Capital 1-3 Year Govt/Credit

The Bloomberg Barclays US Government/Credit Bond Index is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

BofA Merrill Lynch 1-3 Year BBB US Corporate Index

The BofA Merrill Lynch 1-3 Year BBB US Corporate Index is a subset of The BofA Merrill Lynch US Corporate Index including all securities with a remaining term to final maturity less than 3 years and rated BBB1 through BBB3, inclusive.

The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index

Note: The information is summary in nature and not a complete representation of the Fund.
This is not an offer or a solicitation to purchase interests in the Fund. A complete set of offering documents is available upon request.

Boyd Watterson LDEI Fund
2016 Annual Investor Letter

The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of The BofA Merrill Lynch US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive.

The BofA Merrill Lynch 1-3 Year B Cash Pay High Yield Index

The BofA Merrill Lynch 1-3 Year B Cash Pay High Yield Index is a subset of The BofA Merrill Lynch US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated B1 through B3, inclusive.

Credit Suisse Leverage Loan Index

Credit Suisse (“CS”) Leveraged Loan (“LL”) is an index designed to mirror the investable universe of the $US-denominated leveraged loan market.

Effective Duration

A duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

Standard Deviation

Standard Deviation measures the variation of a fund’s returns from its mean, or average return, over a specified period of time.

Correlation

Correlation measures the degree to which two securities or asset classes move in relation to one another. Positive correlation implies that the two securities move in the same direction. Negative correlation implies that the two securities move in opposite directions.

Source: Barclays Bloomberg, Credit Suisse, BofA Merrill Lynch, The Federal Reserve

Disclosures

Investors should carefully consider the investment objectives, risks, charges and expenses of the Boyd Watterson Limited Duration Enhanced Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.boydwattersonfunds.com or by calling 1-877-345-9597. The prospectus should be read carefully before investing. The Boyd Watterson Limited Duration Enhanced Income Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

Investments in Mutual Funds involve risk including possible loss of principal. The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as

Note: The information is summary in nature and not a complete representation of the Fund.
This is not an offer or a solicitation to purchase interests in the Fund. A complete set of offering documents is available upon request.

Boyd Watterson LDEI Fund
2016 Annual Investor Letter

intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. and/or foreign equity securities held by the Fund. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Because the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities.

Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. The interest rate on hybrid corporate securities can fluctuate from fixed to floating rate, which creates uncertainty regarding the interest rate that maybe received. When the Fund invests in other investment companies (such as ETFs and closed end funds), it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results. Preferred securities may pay fixed or adjustable rates of return. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.

Boyd Watterson Asset Management, LLC is not affiliated with Northern Lights Distributors, LLC Member FINRA/SIPC.

You cannot directly invest in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.

This information is a summary in nature and is not a complete representation of the Fund. These terms may change at any time. This is not an offer or a solicitation to purchase interests in the Fund. If you have an interest in the Fund, you will be given a complete set of offering

Note: The information is summary in nature and not a complete representation of the Fund.
This is not an offer or a solicitation to purchase interests in the Fund. A complete set of offering documents is available upon request.

Boyd Watterson LDEI Fund
2016 Annual Investor Letter

documents. You must rely only on the information contained in those documents in making any decision to invest.

6281-NLD-2/16/2017

Note: The information is summary in nature and not a complete representation of the Fund.
This is not an offer or a solicitation to purchase interests in the Fund. A complete set of offering documents is available upon request.

Boyd Watterson Limited Duration Enhanced Income Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures(*) for the periods ended December 31, 2016, compared to its benchmark:

	Six	One	Three	Since
	Month	Year	Year	Inception***
Boyd Watterson Limited Duration Enhanced Income Fund - Class I2 **	2.44%	6.21%	3.31%	3.44%
Bloomberg Barclays 1-3 Year US Treasury Bond Index ****	(0.57)%	0.86%	0.68%	0.68%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2017 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 0.40% of average daily net assets attributable to Class I2. Please review the Fund’s most recent prospectus for more detail on this universal fee. The Fund’s total annual expense ratio is 0.61% per the Fund’s most recent prospectus. For performance information current to the most recent month-end, please call toll-free 1-877-345-9597.

**	The Fund is the successor to the Boyd Watterson Limited Duration Mid-Grade Fund, LLC (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the Fund, and had substantially similar investment objectives and strategies to those of the Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I2 Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”).

***	Inception date is July 15, 2013.

****	The Bloomberg Barclays 1-3 Year US Treasury Bond Index of public US Treasury obligations with remaining maturities of one to three years. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investors may not invest directly in an index.

Top Holdings by Industry	Percentage of Net Assets

Consumer Non-Cyclical	31.0%
Consumer Cyclical	25.2%
Industrial	21.1%
Communications	6.8%
Financial	3.8%
Basic Materials	2.6%
Energy	2.3%
Utilities	2.1%
Debt Fund	0.6%
Other	4.5%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2016

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 0.6%
	DEBT FUND - 0.6%
25,000	PowerShares Senior Loan Portfolio	$584,000

	TOTAL EXCHANGE TRADED FUNDS (Cost $583,250)	584,000

Par Value		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 49.4%
	BASIC MATERIALS - 2.6%
$1,000,000	Clearwater Paper Corp.	4.5000	2/1/2023	985,000
1,500,000	NOVA Chemicals Corp. ^	5.2500	8/1/2023	1,520,625
				2,505,625
	COMMUNICATIONS - 2.2%
2,000,000	Lamar Media Corp.	5.8750	2/1/2022	2,065,000
				2,065,000
	CONSUMER CYCLICAL - 13.4%
1,500,000	Dollar Tree, Inc.	5.2500	3/1/2020	1,546,875
1,500,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	5.6250	10/15/2021	1,549,598
1,000,000	L Brands, Inc.	5.6250	2/15/2022	1,068,750
1,650,000	Lennar Corp.	6.9500	6/1/2018	1,753,125
2,740,000	LKQ Corp.	4.7500	5/15/2023	2,740,000
1,500,000	Sally Holdings LLC / Sally Capital, Inc.	5.7500	6/1/2022	1,565,625
2,500,000	Scotts Miracle-Gro Co. ^	6.0000	10/15/2023	2,656,250
				12,880,223
	CONSUMER NON-CYCLICAL - 10.6%
1,750,000	Constellation Brands, Inc.	6.0000	5/1/2022	1,982,470
2,000,000	JBS USA LUX SA / JBS USA Finance, Inc. ^	8.2500	2/1/2020	2,060,000
1,750,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.	4.8750	5/1/2021	1,811,250
2,080,000	TreeHouse Foods, Inc.	4.8750	3/15/2022	2,142,400
2,000,000	WhiteWave Foods Co.	5.3750	10/1/2022	2,197,500
				10,193,620
	ENERGY - 2.3%
2,000,000	Concho Resources, Inc.	5.5000	10/1/2022	2,082,500
100,000	Kinder Morgan Energy Partners LP	9.0000	2/1/2019	112,659
				2,195,159
	FINANCIAL - 2.8%
1,250,000	Charles Schwab Corp.	7.0000	Perpetual	1,428,125
725,000	Iron Mountain, Inc. ^	6.0000	10/1/2020	766,687
533,000	Synovus Financial Corp.	5.1250	6/15/2017	537,925
				2,732,737

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2016

Par Value		Coupon Rate (%)	Maturity	Fair Value
	INDUSTRIAL - 15.5%
$1,100,000	Allegion PLC	5.8750	9/15/2023	$1,171,500
910,000	Allegion US Holding Co., Inc.	5.7500	10/1/2021	953,225
100,000	Covanta Holding Corp.	7.2500	12/1/2020	102,175
2,135,000	General Electric Co.	5.0000	Perpetual	2,218,158
1,450,000	Huntington Ingalls Industries, Inc. ^	5.0000	12/15/2021	1,513,437
2,000,000	Masco Corp.	7.1250	3/15/2020	2,260,000
2,267,000	Masonite International Corp. ^	5.6250	3/15/2023	2,352,012
2,025,000	Moog, Inc. ^	5.2500	12/1/2022	2,075,625
2,000,000	Sealed Air Corp. ^	6.5000	12/1/2020	2,264,200
				14,910,332
	TOTAL CORPORATE BONDS (Cost $47,782,518)			47,482,696

	BANK LOANS - 45.5%
	COMMUNICATIONS - 4.6%
997,423	Charter Communications Operating LLC	3.0000*	1/3/2021	1,002,618
418,750	Outfront Media Capital LLC	3.0000*	1/31/2021	421,236
977,500	SBA Senior Finance II LLC	3.2500*	3/24/2021	983,732
1,975,000	Sinclair Television Group, Inc.	3.4890*	7/31/2021	1,995,984
				4,403,570
	CONSUMER CYCLICAL - 11.8%
2,237,500	Beacon Roofing Supply, Inc.	3.5364*	10/1/2022	2,257,078
1,846,379	General Nutrition Centers, Inc.	3.3818*	3/4/2019	1,751,752
2,324,239	Hanesbrands, Inc.	3.2500*	4/29/2022	2,341,309
2,992,405	PetSmart, Inc.	4.0000*	3/10/2022	3,008,613
2,000,000	Winnabago Industries, Inc.	5.5000*	11/8/2023	2,006,260
				11,365,012
	CONSUMER NON-CYCLICAL - 20.4%
1,994,859	Blue Buffalo Co Ltd.	3.7500*	8/8/2019	2,017,301
1,500,000	Coty, Inc.	3.0348*	10/27/2022	1,505,625
244,375	DaVita, Inc.	3.5000*	6/24/2021	247,481
2,500,000	HCA, Inc.	3.7843*	3/17/2023	2,534,375
500,000	Jacobs Douwe Egberts International	3.2500*	7/2/2022	503,125
881,235	JBS USA LUX SA	3.4071*	5/25/2018	883,989
2,985,754	KAR Auction Services, Inc.	4.3818*	3/9/2023	3,031,474
1,649,609	Keurig Green Mountain, Inc.	5.2500*	3/3/2023	1,677,789
1,000,000	Pinnacle Foods Finance LLC	3.3873*	4/29/2020	1,009,166
2,000,000	ServiceMastor Co. LLC	3.0353*	11/8/2023	2,010,500
1,077,342	Spectrum Brands, Inc.	3.2500*	6/23/2022	1,092,604
992,513	Team Health, Inc.	3.8454*	11/23/2022	994,994
1,995,000	TruGreen LP	6.5000*	4/13/2023	2,024,925
				19,533,348
	FINANCIAL - 1.0%
961,861	Vantiv LLC	3.2740*	10/14/2023	972,682

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2016

Par Value		Coupon Rate (%)	Maturity	Fair Value
	INDUSTRIAL - 5.6%
$500,000	B/E Aerospace, Inc.	3.7500*	12/16/2021	$503,282
500,000	B/E Aerospace, Inc.	3.7500*	12/16/2021	503,282
1,500,000	B/E Aerospace, Inc.	3.7500*	12/16/2021	1,509,845
493,750	Energizer Holdings, Inc.	3.0364*	6/30/2022	496,682
2,358,299	Manitowoc Foodservice, Inc.	5.3667*	3/3/2023	2,387,778
				5,400,869
	UTILITIES - 2.1%
1,975,000	Calpine Corp.	3.5000*	5/27/2022	1,985,369

	TOTAL BANK LOANS (Cost $43,594,324)			43,660,850

Shares
	SHORT-TERM INVESTMENT - 1.1%
1,082,100	Fidelity Investments Money Market Funds - Government Portfolio, 0.43% (a) (Cost $1,082,100)			1,082,100

	TOTAL INVESTMENTS (Cost $93,042,192) (b) - 96.6%			$92,809,646
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%			3,231,010
	NET ASSETS - 100.0%			$96,040,656

LLC - Limited Liability Company

*	Floating rate, rate shown represents the rate at December 31, 2016.

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 15.8% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(a)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $93,042,192 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	232,446
Unrealized depreciation	(464,992)
Net unrealized depreciation	$(232,546)

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2016

ASSETS
Investment securities:
At cost	$93,042,192
At fair value	$92,809,646
Cash	2,629,208
Dividends and interest receivable	692,480
Prepaid expenses	2,546
TOTAL ASSETS	96,133,880

LIABILITIES
Investment advisory fees payable	50,505
Payable to related parties	42,719
TOTAL LIABILITIES	93,224
NET ASSETS	$96,040,656

Net Assets Consist Of:
Paid in capital	$96,345,505
Undistributed net investment loss	(152,776)
Accumulated net realized gain on investments	80,473
Net unrealized depreciation on investments	(232,546)
NET ASSETS	$96,040,656

Net Asset Value Per Share:
Shares:
Net Assets	$96,040,656
Shares of beneficial interest outstanding *	9,630,270

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.97

*	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Period Ended December 31, 2016 *

INVESTMENT INCOME
Interest, net of amortization	$1,240,653
TOTAL INVESTMENT INCOME	1,240,653

EXPENSES
Investment advisory fees	152,991
Administrative services fees	72,671
TOTAL EXPENSES	225,662

Less: Fees waived by the advisor	(71,618)

NET EXPENSES	154,044

NET INVESTMENT INCOME	1,086,609

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	80,473
Net change in unrealized depreciation on investments	(232,546)
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(152,073)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$934,536

*	The Boyd Watterson Limited Duration Enhanced Income Fund commenced operations on July 29, 2016.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the
Period Ended
December 31, 2016 **
(Unaudited)
FROM OPERATIONS
Net investment income	$1,086,609
Net realized gain from investments	80,473
Net change in unrealized depreciation on investments	(232,546)
Net increase in net assets resulting from operations	934,536

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,239,385)
Net decrease in net assets from distributions to shareholders	(1,239,385)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	95,114,507
Reinvestment of distributions to shareholders	1,231,013
Payments for shares redeemed	(15)
Net increase in net assets from shares of beneficial interest	96,345,505

TOTAL INCREASE IN NET ASSETS	96,040,656

NET ASSETS
Beginning of Period	—
End of Period *	$96,040,656
* Includes undistributed net investment loss of:	$(152,776)

SHARE ACTIVITY
Shares Sold	9,506,965
Shares Reinvested	123,306
Shares Redeemed	(1)
Net increase from share activity	9,630,270

**	The Boyd Watterson Limited Duration Enhanced Income Fund commenced operations on July 29, 2016.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

For the
Period Ended
December 31, 2016 (1)
(Unaudited)

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income (2)	0.12
Net realized and unrealized loss on investments	(0.06)
Total from investment operations	0.06

Less distributions from:
Net investment income	(0.09)
Total distributions	(0.09)
Net asset value, end of period	$9.97
Total return (3,4)	2.44%
Net assets, end of period (000s)	$96,041

Ratio of gross expenses to average net assets (5,6,7)	0.59%
Ratio of net expenses to average net assets (6,7)	0.40%
Ratio of net investment income to average net assets (7)	2.83%
Portfolio Turnover Rate (4)	42%

(1)	The Fund commenced operations on July 29, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2016

1.	ORGANIZATION

Boyd Watterson Limited Duration Enhanced Income Fund (the ’‘Fund’’) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’). The Fund currently consists of one class of shares. The Fund is the successor to the Boyd Watterson Limited Duration Mid-Grade Fund, LLC, pursuant to a reorganization that took place on July 29, 2016. The Predecessor Fund was organized under the laws of the State of Delaware as a limited liability company effective July 19, 2012, and commenced operations on July 15, 2013. The Predecessor Fund’s investment objective was to generate current income consistent with a strategy that focuses on capital preservation, without taking significant duration risk. The Fund seeks income generation as a principal objective and capital preservation and total return as secondary objectives.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016, for the Fund’s investments measured at fair value:

		Level 2	Level 3
			(Other Significant
	Level 1	(Other Significant	Unobservable
Assets*	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$584,000	$—	$—	$584,000
Corporate Bonds	—	47,482,696	—	47,482,696
Bank Loans	—	43,660,850	—	43,660,850
Short Term Investment	1,082,100	—	—	1,082,100
Total	$1,666,100	$91,143,546	$—	$92,809,646

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Return of capital distributions received from Real Estate Investment Trusts (“REITs”) securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2016 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

Fixed Income Risk – When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Counterparty Credit Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Bank Loans Risk – The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis (in some cases, longer than 7 days), potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. The Fund may need a line of credit in order to meet redemptions during these periods, which may increase the Fund’s expenses. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended December 31, 2016, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $132,205,088 and $27,023,642, respectively.

4.	INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH RELATED PARTIES

Boyd Watterson Asset Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 0.40%. Pursuant to the advisory agreement, the Fund accrued $152,991 in advisory fees for the period ended December 31, 2016.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (“Waiver Agreement”) until at least October 31, 2017, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), will not exceed 0.40% of the daily average net assets attributable to Class I2 shares. The Advisor may seek reimbursement for expenses waived or paid by it during the prior three fiscal years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the period ended December 31, 2016, the Advisor waived fees in the amount of $71,618.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the period ended December 31, 2016, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a servicing agreement with GFS, the Advisor (as part of the universal fee) pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Advisor (as part of the universal fee).

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Advisor (as part of the universal fee).

Compensation of Directors. Each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $16,000 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. In addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $3,750, and the Audit Committee Chairmen receive a quarterly fee of $3,000.

Additionally, in the event an in-person meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

5.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2016, Capinco/C/O US Bank NA held 28.1% of the voting securities for the sole benefit of customers and may be deemed to control the Fund.

6.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

Approval of Advisory Agreement – Boyd Watterson Limited Duration Enhanced Income Fund (formerly known as the Boyd Watterson Short Term High Income Fund)

In connection with a meeting held on February 17th and 18th, 2016, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Boyd Watterson Asset Management, LLC (“BWM” or the “Adviser”) and the Trust, with respect to the Boyd Watterson Short Term High Income Fund (“BWST” or the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to BWST and the Advisory Agreement.

The Trustees discussed the presentation and materials BWM provided. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the advisory agreement and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the advisory agreement.

Nature, Extent and Quality of Service. The Board noted that BWM is an experienced investment adviser founded in 1928 that provides customized investment strategies in fixed income, equity, and real estate to individuals and intuitions. The Board reviewed the background information of the key investment personnel that would be responsible for servicing the Fund and agreed that the investment team was comprised of experienced individuals with a diverse set of industry skills and practice backgrounds. The Board agreed that BWM appeared to have the necessary resources to employ a successful investment process that combines fundamental credit analysis to identify appropriate investments for the Fund, while also appropriately taking advantage of opportunities in the marketplace through tactical trading. The Board noted that BWM has operated BWST’s proposed strategy since 2013 in a private fund, Boyd Watterson Limited Duration Mid-Grade Fund (“BWLD”). The Trustees noted their satisfaction with BWM’s risk management culture, highlighting BWM’s focus on mitigation of strategy related risks and the firm’s extensive risk management processes. The Board observed that the firm performs detailed testing on the effect of different scenarios on the strategy’s performance and consistently monitors several fixed income risk factors, as well as the strategy’s diversification, turnover rate, and liquidity. The Board noted that BWM did not have any compliance issues to report during the past three years. It further noted that BWM had voluntarily provided information on a 2012 SEC examination and agreed the measures the firm took in response to the exam were satisfactory. The Board noted that while the firm appeared to have a client focused approach and dedicated client base similar to that of a smaller, boutique adviser, it also has the asset base and compliance resources of an institutional advisory firm. The Board agreed that BWM has all the necessary attributes to provide high quality service to BWST and its future shareholders.

Performance. The Board reviewed the results of BWLD, which utilized the same strategy as proposed for BWST, noting that BWLD outperformed the benchmark Barclay Capital 1-3 Year Gov/Credit Index for the one-year and since-inception periods. The Board noted that this benchmark consists primarily of high quality, investment grade fixed income investments, while BWLD contained generally higher yield investments, but agreed with BWM’s assertion that this benchmark represents the returns of a “risk-free” investment grade strategy and serves as a strong baseline to compare the strategy’s goal of attaining higher returns while exhibiting similar risk characteristics to the benchmark. The Board concluded that given BWLD’s ability to generate strong performance in the current interest rate environment while also managing risk indicated that BWM’s strategy has the potential to provide satisfactory returns to BWST and its future shareholders.

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

Fees & Expenses. The Board noted that BWM proposed an annual advisory fee of 0.40% was generally in line with the Fund’s expected Morningstar category and lower than its peer group. The Board observed that the Fund’s estimated expense ratio was lower than each of the peer group and Morningstar category averages. The Board further noted that BWM currently charges the same advisory fee to its clients who only invest in BWLD, though other clients may receive a slightly lower fee if the investment in BWLD was part of the client’s global strategy. The Board agreed that in light of the fact that BWM’s proposed fees and expenses for BWST appeared to be in line or below its peers in the marketplace, the proposed advisory fee was reasonable.

Profitability. The Board considered the anticipated profits to be realized by BWM in connection with the operation of BWST and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees noted that BWM anticipated a modest profit in both actual dollars and as a percentage of revenue during BWST’s first two years of operation. The Board agreed that this anticipated profit was not excessive in light of the services to be provided by BWM.

Economies of Scale. The Board discussed the anticipated size of the Fund and its prospects for growth. The Trustees concluded that, based on the anticipated size of the Fund, meaningful economies justifying breakpoints would not likely be realized during the initial term of the advisory agreement, but noted that a representative of BWM agreed to discuss the implementation of breakpoints as BWST grows and BWM begins to achieve economies of scale. The Board agreed to monitor and readdress the issue at the appropriate time.

Conclusion. Having requested and received such information from BWM as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure for BWST was reasonable and that approval of the advisory agreement was in the best interests of the Trust and the future shareholders of BWST.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Boyd Watterson Limited Duration Enhanced Income Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2016

As a shareholder of the Fund, you incur ongoing costs, consisting solely of the Fund’s universal fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 29, 2016 to December 31, 2016 (the ’‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	7/29/16	12/31/16	7/29/16-12/31/16*	7/29/16-12/31/16
	$1,000.00	$1,024.40	$1.73	0.40%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	7/29/16	12/31/16	7/29/16-12/31/16*	7/29/16-12/31/16
	$1,000.00	$1,019.66	$1.73	0.40%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (156) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-345-9597 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-345-9597.

INVESTMENT ADVISOR
Boyd Watterson Asset Management, LLC
1801 East 9th Street, Suite 1400
Cleveland, Ohio 44114

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 3/2/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 3/2/2017

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 3/2/2017